UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2024

MeiraGTx Holdings plc

(Exact name of registrant as specified in its charter)

Cayman Islands	001-38520	98-1448305
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

450 East 29th Street, 14th Floor

New York, NY 10016

(Address of principal executive offices) (Zip code)

(646) 860-7985

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, $0.00003881 par value per share	MGTX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On August 12, 2024, MeiraGTx Holdings plc (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with BofA Securities, Inc. (the “Underwriter”), in connection with the issuance and sale by the Company in a public offering of 12,500,000 shares of the Company’s ordinary shares at a public offering price of $4.00 per share, less underwriting discounts and commissions, pursuant to an effective shelf registration statement on Form S-3 (Registration No. 333-276183) and a related prospectus supplement filed with the Securities and Exchange Commission (the “SEC”). The closing of the offering occurred on August 13, 2024.

The Company received net proceeds from the offering of approximately $48.3 million, after deducting underwriting discounts and commissions and estimated offering expenses payable by the Company. The Company intends to use the net proceeds of this offering for general corporate purposes, including working capital and capital expenditures.

The Underwriting Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the Underwriters, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties and termination provisions.

The foregoing description of the Underwriting Agreement is not complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Walkers, Cayman Islands counsel to the Company, has issued an opinion to the Company, dated August 13, 2024, regarding the validity of the ordinary shares to be issued and sold in the offering. A copy of the opinion is filed as Exhibit 5.1 to this Current Report on Form 8-K.

Based on the planned use of proceeds from the offering, the Company believes that the net proceeds from this offering, its existing cash and cash equivalents, tax incentive receivable and accounts receivable, and the near-term milestone payments the Company expects to receive under the Asset Purchase Agreement, dated as of December 20, 2023, by and between the Company and Johnson & Johnson Innovative Medicine (formerly known as Janssen Pharmaceuticals, Inc.) (the “Asset Purchase Agreement”), will be sufficient to enable it to fund its operating expenses and capital expenditure requirements into the second quarter of 2026. This estimate does not include the $285.0 million in milestones the Company is eligible to receive under the Asset Purchase Agreement upon first commercial sale of botaretigene sparoparvovec (bota-vec, formerly AAV-RPGR) for the treatment of X-linked retinitis pigmentosa (XLRP) in the United States and in at least one of the United Kingdom, France, Germany, Spain and Italy, and for completion of the transfer of certain manufacturing technology. The Company has based this estimate on assumptions that may prove to be incorrect, and could utilize available capital resources sooner than currently expected. The amounts and timing of the Company’s actual expenditures will depend on numerous factors, including the progress of the Company’s clinical trials and other development efforts and other factors, as well as the amount of cash used in the Company’s operations.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Current Report on Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements, including, without limitation, statements regarding the public offering, including statements related to the expected net proceeds, the intended use of net proceeds and Company’s belief that the net proceeds from this offering, its existing cash and cash equivalents, tax incentive receivable and accounts receivable, and the near-term milestone payments the Company expects to receive under the Asset Purchase Agreement will be sufficient to enable it to fund its operating expenses and capital expenditure requirements into the second quarter of 2026, as well as statements that include the words “expect,” “intend,” “plan,” “believe,” “project,” “forecast,” “estimate,” “may,” “should,” “anticipate” and similar statements of a future or forward-looking nature.

These forward-looking statements are based on management’s current expectations. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, statements regarding the Company’s expected use of proceeds, if any, from this offering, future results of operations and financial position, the Company’s product candidate development, anticipated future milestones, including those regarding pre-clinical and clinical data and reporting of such data, meetings with regulatory authorities regarding pathways for regulatory approval of our product candidates, timing and results of data from the Company’s trials and timing of the initiation of trials in respect of the Company’s product candidates, and the other important factors discussed under the caption “Risk Factors” in the prospectus supplement related to this offering and in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 and the Company’s Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2024 and June 30, 2024 incorporated by reference in the prospectus supplement, as such factors may be updated from time to time in its other filings with the SEC, which are accessible on the SEC’s website at www.sec.gov.

These and other important factors could cause actual results to differ materially from those indicated by the forward-looking statements made in this Current Report on Form 8-K. Any such forward-looking statements represent management’s estimates as of the date of this Current Report on Form 8-K. While the Company may elect to update such forward-looking statements at some point in the future, unless required by law, the Company disclaims any obligation to do so, even if subsequent events cause its views to change. Thus, one should not assume that the Company’s silence over time means that actual events are bearing out as expressed or implied in such forward-looking statements. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated August 12, 2024, by and among the Company and BofA Securities, Inc.

5.1	Opinion of Walkers.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 13, 2024	MEIRAGTX HOLDINGS PLC

/s/ Richard Giroux
Richard Giroux
Chief Financial Officer and Chief Operating Officer